J.P. MORGAN FEDERAL MONEY MARKET FUND
Supplement dated February 19, 1998 to the prospectus dated February 2, 1998

The following information supplements the fee table on page 4 and the second to last paragraph under Management and Administration on page 9 of the prospectus.

         The Advisor has voluntarily agreed to reimburse the fund so that total operating expenses will not exceed 0.40% of average net assets of the fund through February 28, 1998. Effective March 1, 1998, Annual Operating Expenses of the fund will be as shown in the prospectus.